UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Change in Registrant's Certifying Accountant.

On June 15, 2023, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of VAALCO Energy, Inc. (the “Company”) approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.

The reports of BDO on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through June 15, 2023 the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in its reports on the Company’s financial statements for such years.

In the fiscal years ended December 31, 2022 and 2021 and in the subsequent interim period through June 15, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, as initially reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2023, the Company reported four material weaknesses in its internal control over financial reporting during such period due to the Company not designing and maintaining effective controls over (i) accounting for leases, (ii) complex accounting for business combinations, (iii) financial reporting and consolidation, and (iv) accounting for income taxes.

The Company provided BDO with a copy of the disclosures required by Item 304 of Regulation S-K contained in this Current Report on Form 8-K and requested that BDO furnish the Company with a letter addressed to the SEC stating whether BDO agrees with the above statements made by the Company in this Current Report on Form 8-K. A copy of BDO’s letter, dated June 21, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through June 15, 2023, neither the Company nor anyone acting on the Company’s behalf consulted KPMG regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter of BDO USA, LLP, dated June 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: June 21, 2023
	By:	/s/ Ronald Bain
	Name:	Ronald Bain
	Title:	Chief Financial Officer